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                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) September 15, 1999

                       American Express Master Trust
                         (Issuer in respect of the
   5.375%  Class A Accounts Receivable Trust Certificates, Series 1993-1,
    7.60%  Class A Accounts Receivable Trust Certificates, Series 1994-2,
    7.85%  Class A Accounts Receivable Trust Certificates, Series 1994-3,
 Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-1, Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-2 and
    5.90%  Class A Accounts Receivable Trust Certificates, Series 1998-1)
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             American Express Receivables Financing Corporation
                Co-Originator of the Trust and a Transferor
           -----------------------------------------------------
           (Exact name of registrant as specified in its charter)

                                    33-47812
                                    33-49106
                                    33-67502
                                    33-81634
                                   333-51045
         Delaware                  000-21424               13-3632012
----------------------------       ---------               ----------
(State or other jurisdiction      (Commission            (IRS Employer
    of incorporation)             File Numbers)         Identification No.)

200 Vesey Street, New York, New York                         10285
---------------------------------------                      -----
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code       (212) 640-3975
                                                         --------------

                       American Express Centurion Bank
                Co-Originator of the Trust and a Transferor
          -----------------------------------------------------
          (Exact name of registrant as specified in its charter)

        Utah                      000-21424-01              11-2869526
----------------------------      ------------              -----------
(State or other jurisdiction      (Commission              (IRS Employer
    of incorporation)             File Numbers)          Identification No.)

6985 Union Park Center, Midvale, Utah                        84047
--------------------------------------                       ------
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code       (801) 565-5000
                                                         ---------------
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Item 5.  Other Events

     Information concerning the American Express Master Trust is contained in the Monthly Servicer's Certificate dated September 7, 1999 for the Distribution Date occurring on September 15, 1999 and the preceding Due Period from July 28, 1999 through August 26, 1999 provided to The Bank of New York, as Trustee under the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended (the "Agreement"), for the American Express Master Trust. Such Monthly Servicer's Certificate is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Information concerning interest distributions made on the Class A Certificates, Series 1993-1, 1994-2, 1994-3, 1996-1, 1996-2 and 1998-1 occurring on September
15, 1999, is contained in the Payment Date Statements provided to the holders of such Class A Certificates. Information concerning interest distributions made on the Class B Certificates, Series 1993-1, 1994-2, 1994-3, 1996-1, 1996-2 and 1998-1 occurring on September 15, 1999, is contained in the Payment Date Statements provided to the holder of such Class B Certificates. Such Payment Date Statements are attached hereto as Exhibits 20.1 and 20.2, respectively, and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit No.   Description
-----------   -----------

Exhibit 20.1 Payment Date Statements relating to interest distributions on the Class A Certificates, Series 1993-1, 1994-2, 1994-3, 1996-1, 1996-2 and 1998-1 occurring on September 15, 1999.

Exhibit 20.2 Payment Date Statements relating to interest distributions on the Class B Certificates, Series 1993-1, 1994-2, 1994-3, 1996-1, 1996-2 and 1998-1, occurring on September 15, 1999.

Exhibit 99.1 Monthly Servicer's Certificate dated September 7, 1999 for the Distribution Date occurring on September 15, 1999 and the preceding Due Period from July 28, 1999 through August 26, 1999 provided to The Bank of New York, as Trustee under the Agreement for the American Express Master Trust.




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                                 SIGNATURES
                                 ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


Dated:  September 15, 1999


                                AMERICAN EXPRESS MASTER TRUST



                                AMERICAN EXPRESS RECEIVABLES
                                FINANCING CORPORATION,
                                Transferor

                                By:    /s/ Leslie R. Scharfstein
                                       -------------------------
                                Name:  Leslie R. Scharfstein
                                Title: President



                                AMERICAN EXPRESS CENTURION
                                BANK,
                                Transferor

                                 By:    /s/ Rhonda Halpern
                                        -------------------------
                                 Name:  Rhonda Halpern
                                 Title: Chief Financial Officer and Treasurer


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                       EXHIBIT INDEX
                       -------------


Designation        Description                                      Page
-----------        -----------                                      ----

Exhibit 20.1      Payment  Date  Statements relating  to              5
                  interest  distributions on the Class A
                  Certificates,  Series  1993-1, 1994-2,
                  1994-3,  1996-1,  1996-2   and  1998-1
                  occurring on September 15, 1999.

Exhibit 20.2      Payment Date  Statements relating  to              17
                  interest  distributions on the Class B
                  Certificates,  Series  1993-1, 1994-2,
                  1994-3,  1996-1,  1996-2   and  1998-1
                  occurring on September 15, 1999.

Exhibit 99.1      Monthly Servicer's  Certificate  dated             29
                  September 7, 1999 for the Distribution
                  Date  occurring  on September 15, 1999
                  and the preceding Due Period from July
                  28, 1999   through   August  26,  1999
                  provided  to  The Bank of New York, as
                  Trustee  under  the  Agreement for the
                  American Express Master Trust.